UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2014

GRAN TIERRA ENERGY INC.

(Exact name of Registrant as specified in its charter)

Nevada	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number: 001-34018

300, 625 11th Avenue S.W.

Calgary, Alberta, Canada T2R 0E1

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 24, 2014, Gran Tierra Energy Inc. filed a Current Report on Form 8-K for the purpose of filing the exhibits attached thereto, which exhibits were described in the Current Reports on Form 8-K filed by Gran Tierra Energy Inc. with the Securities and Exchange Commission on November 29, 2013, and December 23, 2013. Exhibit 4 to each of Exhibits 10.1 and 10.2 attached to that Form 8-K was too large to be accepted by EDGAR as attached to those agreements, and so was not filed with those agreements and is being filed separately with this Current Report on Form 8-K. The agreements to which such Exhibit 4 was attached were:

10.1	Agreement between Gran Tierra Energy Colombia, Ltd and Ecopetrol S.A., dated as of December 1, 2013, with respect to the sale of crude oil from the Chaza, Santana and Guayuyaco Blocks.

10.2	Agreement between Petrolifera Petroleum (Colombia) Limited and Ecopetrol S.A., dated as of December 1, 2013, with respect to the sale of crude oil from the Chaza, Santana and Guayuyaco Blocks.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Exhibit 4 to Agreements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2014	GRAN TIERRA ENERGY INC.

	By:	/s/ David Hardy
David Hardy
General Counsel, Vice President Legal, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Exhibit 4 to Agreements.